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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


         Date of Report (date of earliest event reported): March 1, 2002

                               ZAPATA CORPORATION
             (Exact name of registrant as specified in its charter)



NEVADA                           1-4219                             C-74-1339132
(State or other             (Commission File No.)                (I.R.S Employer
jurisdiction of                                              Identification No.)
incorporation)



                         100 MERIDIAN CENTRE, SUITE 350
                            ROCHESTER, NEW YORK 14618
                     (Address of principal executive office)

                                 (585) 242-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)




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ITEM 9.  REGULATION FD DISCLOSURE.

Malcolm I. Glazer has resigned as Chairman of the Board of Directors and as a director of the Company. He will continue to act as a consultant to the Company.

Avram A. Glazer, President, Chief Executive Officer and a director, has been elected by the Board as Chairman of the Board to replace Mr. Glazer.

The Board of Directors has also elected Darcie Glazer, daughter of Malcolm Glazer, as a Class I director to fill the vacancy on the Board left by Malcolm Glazer's resignation. Ms. Glazer has also been nominated by the Board to stand for election as a Class I director at the Company's 2002 Annual Meeting of Stockholders.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ZAPATA CORPORATION


                             By:    /S/ LEONARD DISALVO
                                    --------------------------------------------
                             Name:  Leonard DiSalvo
                             Title: Vice-President Finance and Chief Financial
                                    Officer

Date:  March 8, 2002